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                                                                   EXHIBIT 10.40

                               SECURITY AGREEMENT

         This Security Agreement (this "Agreement") dated as of May 30, 2003, is made by and among MigraTEC, Inc., a Delaware corporation ("Debtor"), the persons listed on Schedule A hereto who execute counterpart signature pages to this Agreement (each such person referred to herein as a "Secured Party" or "Investor" and collectively with their successors and assigns, the "Secured Parties" or the "Investors") and Collateral Agent (as defined herein) for the benefit of the Secured Parties.

         WHEREAS, pursuant to that certain Notes and Warrant Purchase Agreement dated as of even date herewith by and between Debtor and the Investors (the "Purchase Agreement") and the Convertible Secured Promissory Notes dated of even date herewith issued by Debtor to each of the Secured Parties (the "Notes"), the Secured Parties may extend credit to Debtor; and

         WHEREAS, as a condition to extending credit to Debtor under the Notes, the Secured Parties have required the execution and delivery of this Agreement by Debtor.

         NOW, THEREFORE, BE IT RESOLVED, in consideration of the mutual covenants contained in the Purchase Agreement, the Notes and herein, the parties hereby agree as follows:

         1. Definitions. All terms defined in the recitals hereto and the Purchase Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and the Purchase Agreement. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

                  "Collateral" means all of Debtor's accounts, chattel paper, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, goods, instruments, Intellectual Property Rights, inventory, investment property, letter-of-credit rights, letters of credit, and all other personal property and assets, whether now owned or hereafter acquired, together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of Debtor that now or hereafter come into the possession, custody, or control of the Secured Party; and
         (vi) proceeds of any and all of the foregoing.

                  "Collateral Account" shall have the meaning set forth in Subsection 7(a).

                  "Collateral Agent" means 1900 Cedar Springs, LP, a Texas limited partnership ("1900 Cedar Springs").

                  "Event of Default" has that meaning set forth in the Purchase Agreement except as otherwise provided herein.

                  "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights


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         arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

                  "Law" means any statute, law, ordinance, regulation, rule, order, writ, injunction or decree of any state, commonwealth, federal, foreign, territorial or other court or government body, subdivision, agency, department, commission, board, bureau or instrumentality of a governmental body.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of Law.

                  "Loan Documents" means (i) the Purchase Agreement; (ii) the Notes; (iii) this Agreement and (iv) any other security agreements, financing statements, deeds of trust or mortgages, assignments, agreements, instruments or documents executed by Debtor in favor of Collateral Agent, for the benefit of the Secured Parties, as the same may be amended, restated or modified from time to time (the "Security Documents").

                  "Majority Investors" means those Investors whose Sharing Percentages total at least fifty-one percent (51%) of the aggregate principal due under the Notes.

                  "Obligations" means each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to the Secured Parties in relation to the Notes.

                  "Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with Debtor's business or operations as presently conducted, and (iii) Liens in existence on the date hereof.

                  "Security Interest" has the meaning given in Section 2.

                  "Sharing Percentage" means as to any Investor, the percentage equivalent of a fraction of which (i) the numerator is the Pro Rata Portion of the Total Loan Amount, and (ii) the denominator is the Total Loan Amount.

                  "UCC" means Uniform Commercial Code as in effect from time to time in the State of Delaware.

         2. Security Interest. Debtor hereby grants Collateral Agent, for the benefit of the Secured Parties, a security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

         3. Representations, Warranties, Covenants and Agreements. Debtor hereby represents, warrants, covenants and agrees as follows:



SECURITY AGREEMENT - PAGE 2

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                  (a) Title. Debtor has absolute title to each item of
         Collateral in existence on the date hereof, free and clear of all Liens except Permitted Liens.

                  (b) Chief Executive Office; Identification Numbers. Debtor's chief executive office and principal place of business is located at the address set forth under its signature below. Debtor's federal employer identification number and organizational identification number are correctly set forth under its signature below.

                  (c) Location of Collateral. As of the date hereof, the tangible Collateral is located at Debtor's chief executive office and principal place of business at the address set forth under Debtor's signature below. Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

                  (d) Miscellaneous Covenants. Debtor will:

                           (i) at all reasonable times, permit Collateral Agent
                  and all representatives and agents appointed by Collateral Agent to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;

                           (ii) if Collateral Agent at any time so requests
                  (after the occurrence of an Event of Default), promptly deliver to Collateral Agent, for the benefit of the Secured Parties, any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;

                           (iii) from time to time execute such financing
                  statements as Collateral Agent, for the benefit of the Secured Parties, may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

                           (iv) pay when due or reimburse Collateral Agent on
                  demand for all costs of collection of any of the Obligations and all other reasonable out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Collateral Agent in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                           (v) execute, deliver or endorse any and all
                  instruments, documents, assignments, security agreements and other agreements and writings which Collateral Agent, on behalf of the Secured Parties, may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Collateral Agent's rights under this Agreement; and




SECURITY AGREEMENT - PAGE 3

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                           (vi) not use or keep any Collateral, or permit it to
                  be used or kept, for any unlawful purpose or in violation of any applicable Law.

                  (e) Collateral Agent's Right to Take Action. Debtor authorizes Collateral Agent, on behalf of the Secured Parties, to file from time to time where permitted by applicable Law, such financing statements against Collateral described as "all personal property" or "all assets" or describing specific items or categories of Collateral as Collateral Agent deems necessary or useful to perfect the Security Interest. Debtor will not amend any financing statements in favor of Collateral Agent, on behalf of the Secured Parties, except as permitted by applicable Law.

         4. Continuing Liability.

                  (a) Debtor hereby expressly agrees that notwithstanding anything contained herein or elsewhere to the contrary, Debtor shall remain liable under each contract, agreement, interest and obligation assigned to Collateral Agent and in which Collateral Agent, on behalf of the Secured Parties, is granted a Security Interest hereunder to observe and perform all the conditions and obligations and provisions thereof; it being expressly agreed and understood that Collateral Agent shall have no obligation or liability of any kind whatsoever under any such contract, agreement, interest and/or obligation by reason of, arising out of or otherwise in connection with this Agreement, the assignments to Collateral Agent herein contained, the granting to Collateral Agent of any Security Interest hereunder or the receipt by Collateral Agent of any payment relating to any such contract, agreement, interest and obligation pursuant hereto. Further, neither Collateral Agent nor the Secured Parties shall be required or obligated in any manner whatsoever to perform or fulfill any of the obligations of Debtor thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such contract, agreement, interest and/or obligation, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or in which Collateral Agent, on behalf of the Secured Parties, may have been granted a security interest to which it may be entitled at any time or times. Further, Debtor hereby indemnifies, and holds harmless Collateral Agent and the Secured Parties, against and from any and all liability, loss and damage which Collateral Agent or Secured Parties may incur under or by reason of this Agreement or Collateral Agent's enforcing its rights hereunder and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained under any such contract, agreement, interest and/or obligations. If Collateral Agent and/or Secured Parties should incur any such liability, loss or damage and/or if Collateral Agent and/or the Secured Parties should incur any liabilities, costs or expenses in the defense of any such claims or demands, the amount thereof, including cost, expenses and reasonable attorneys' fees, shall be part of the Obligations, and Debtor shall reimburse Collateral Agent and/or the Secured Parties therefor immediately upon demand, and Debtor's failure to do so shall constitute an Event of Default hereunder.



SECURITY AGREEMENT - PAGE 4

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         5. No Other Encumbrances. Except as otherwise agreed by Collateral
Agent, Debtor shall maintain the Collateral free from any security interest, Lien, charge, encumbrance or other charge adverse to Collateral Agent, which is superior to or pari passu with Collateral Agent's Security Interest, on behalf of the Secured Parties, in the Collateral, and shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Collateral Agent and/or the Secured Parties.

         6. Power Of Attorney. Debtor hereby appoints Collateral Agent, and any officer or agent thereof, as Debtor's agent and attorney-in-fact with full power in Debtor's name and behalf to do each and every act and thing which Debtor may or is required to do under this Agreement; however, Collateral Agent shall in no event be required to take any action whatsoever hereunder, except with respect to Collateral Agent's obligation to, upon disposition of the Collateral, use its best efforts to maximize the proceeds of such disposition and to consult and cooperate with Debtor in connection therewith, as provided in Section 8 hereof. Without limiting the generality of the foregoing, Collateral Agent may execute, sign, endorse, transfer or deliver in the name of Debtor or otherwise notes, checks, drafts and/or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents appropriate to evidence, perfect or realize upon the Security Interest and obligations created by this Agreement.

         7. Collateral Account; Distributions.

                  (a) The Collateral Account. After the occurrence of an Event of Default, all moneys which are required by this Agreement to be delivered to Collateral Agent or which are received by Collateral Agent or any agent or nominee of Collateral Agent or any Secured Party in respect of the Collateral as a result of any foreclosure or otherwise shall be deposited in an account established at an office of Collateral Agent or its affiliates (the "Collateral Account") and held by Collateral Agent, for the benefit of the Secured Parties, and applied in accordance with the terms of this Agreement.

                  (b) Control of Collateral Account. Subject to the terms of this Agreement, all right, title and interest in and to the Collateral Account shall vest in Collateral Agent and the Collateral Account shall be subject to the exclusive dominion and control of Collateral Agent

         8. Remedies upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may (or at the request of the Majority Investors, shall) exercise and enforce any or all rights and remedies available upon default to a Secured Party under this Agreement or the UCC, provided, however, that with respect to any disposition of any Collateral by Collateral Agent, for the benefit of the Secured Parties, Collateral Agent shall use its best efforts to maximize the proceeds of such disposition and shall consult and cooperate with Debtor in connection therewith. In accordance with, and subject to, Section 6, so long as an Event of Default exists and so long as Collateral Agent is so entitled under any Loan Document, Collateral Agent may take any and all appropriate action and execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and accomplish the purposes hereof.


SECURITY AGREEMENT - PAGE 5

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         9. Collateral Agent.

                  (a) Appointment. Each Secured Party irrevocably designates and appoints 1900 Cedar Springs as Collateral Agent of such Secured Party under this Agreement and the applicable Loan Documents, and each Secured Party irrevocably authorizes 1900 Cedar Springs as Collateral Agent for such Secured Party to take such action on such Secured Party's behalf under the provisions of this Agreement and any Security Document and to exercise such powers and perform such duties as are expressly delegated to Collateral Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary in this Agreement and the Security Documents, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement and the Security Documents, nor any fiduciary or trustee relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement and the Loan Documents or otherwise exist against Collateral Agent.

                  (b) Exculpatory Provisions.

                           (i) Collateral Agent shall not be responsible in any
                  manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by Debtor. Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of Debtor thereto or as to the security afforded by this Agreement or any Security Document, or as to the validity, execution, enforceability, legality or sufficiency of the Loan Documents or the Obligations, and Collateral Agent shall incur no liability or responsibility in respect of any such matters. Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

                           (ii) Collateral Agent shall not be required to
                  ascertain or inquire as to the performance by Debtor of any of the covenants or agreements contained in the Security Documents. Whenever it is necessary, or in the opinion of Collateral Agent advisable, for Collateral Agent to ascertain the amount of the Obligations, then held by the respective Secured Parties, Collateral Agent may rely on a certificate of the Secured Parties.

                           (iii) Collateral Agent shall be under no obligation
                  or duty to take any action under this Agreement or any Security Document if taking such action (1) would subject Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (2) would require Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any Security Document.

                           (iv) Notwithstanding any other provision of this
                  Agreement, Collateral Agent shall not be liable for any action taken or omitted to be taken by it in


SECURITY AGREEMENT - PAGE 6


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                  accordance with this Agreement or any Security Document,
                  except to the extent that taking such action or omitting to take such action constitutes gross negligence or willful misconduct by Collateral Agent.

                           (v) Collateral Agent shall have the same rights with
                  respect to any obligation held by it as any other Secured Party and may exercise such rights as though it were not Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of business with Debtor as if it were not Collateral Agent.

                  (c) Delegation of Duties. Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

                  (d) Reliance by Collateral Agent.

                           (i) Collateral Agent may conclusively rely, and shall
                  be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties, except to the extent that such reliance or action constitutes gross negligence or willful misconduct of Collateral Agent. Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Collateral Agent and conforming to the requirements of this Agreement, except to the extent that such reliance constitutes gross negligence or willful misconduct of Collateral Agent.

                           (ii) Notwithstanding anything to the contrary
                  contained herein, Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in Collateral Agent by this Agreement and the Security Documents, at the request or direction of any Secured Party pursuant to this Agreement, or otherwise, unless Collateral Agent shall have been provided security to its reasonable satisfaction against the fees, costs, expenses and liabilities which may be incurred by it, including such reasonable advances as may be requested by Collateral Agent.

                  (e) Limitations on Duties of Collateral Agent.

                           (i) Collateral Agent shall be obligated to perform
                  such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against Collateral Agent.



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                           (ii) Collateral Agent shall not be under any
                  obligation to take any action which is discretionary with Collateral Agent under the provisions hereof or any Security Document, except upon the written request of the Majority Investors, and upon such written request of the Majority Investors, Collateral Agent shall take such action (subject to the terms and provisions hereof).

                  (f) Resignation or Removal of Collateral Agent.

                           (i) Should Collateral Agent ever resign as Collateral
                  Agent, then a new Collateral Agent appointed by the Majority Investors shall forthwith become Collateral Agent, and Debtor and Secured Parties shall execute such documents as Majority Investors may reasonably request to reflect such change. Any resignation of Collateral Agent shall become effective upon the appointment by Majority Investors of a successor Collateral Agent; provided, however, that if Majority Investors fail for any reason to appoint a successor within sixty (60) days after such removal or resignation, Collateral Agent shall thereafter have no obligation to act as Collateral Agent hereunder.

                           (ii) If Collateral Agent shall fail or refuse to
                  perform or commence performing any act set forth in written instructions delivered pursuant to, and in accordance with the terms and conditions of, this Agreement (other than where such nonperformance is beyond the control of Collateral Agent or where such performance would entail a violation of applicable Law or conflict with the provisions of any Security Document or other agreement where performance is not required by this Agreement, including without limitation as provided in Subsections 9(b)(iii) and 9(d)(ii), and such failure continues for a period of fifteen (15) days from the date of receipt of said written instructions, Collateral Agent may be removed by Majority Investors. Majority Investors shall also have the right to appoint a successor Collateral Agent.

                           (iii) Upon the acceptance of any appointment as
                  Collateral Agent hereunder by a successor Collateral Agent, such Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, (1) the provisions of Subsection 9(j) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, (2) any Collateral held in possession of the retiring Collateral Agent shall be delivered to the successor Collateral Agent, and (3) the retiring Collateral Agent shall assign all of its rights with respect to all of the Collateral to the successor Collateral Agent, for the pro rata benefit of the Secured Parties.

                  (g) Merger of Collateral Agent. Any corporation into which Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which Collateral Agent shall be a party, or any corporation which is otherwise a successor of Collateral Agent, shall be Collateral Agent under this Agreement and the Security Documents without the execution or filing of any


SECURITY AGREEMENT - PAGE 8

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         paper or any further act on the part of the parties hereto except as required by applicable Law.

                  (h) Treatment of Payee or Endorsee by Collateral Agent, Representatives of Secured Parties. Collateral Agent may treat the registered Investor or, if none, the payee or endorsee of an interest in such Note evidencing Obligations attributable to such Investor, payee or endorsee as the absolute owner of such interest in such Note for all purposes and shall not be affected by any notice to the contrary, whether such interest in such Note shall be past due or not.

                  (i) Non-Reliance on Collateral Agent. Each Secured Party expressly acknowledges that neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to them. Except for notices, reports and other documents expressly required to be furnished to Secured Parties by Collateral Agent hereunder, Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Debtor which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Collateral Agent and its affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to other existing and future relationships with Debtor without any duty to account therefor to any Secured Party.

                  (j) INDEMNIFICATION. THE SECURED PARTIES AGREE TO INDEMNIFY COLLATERAL AGENT (IN ITS CAPACITY AS SUCH), WITHOUT LIMITING THE OBLIGATION OF DEBTOR TO DO SO, RATABLY ACCORDING TO THE SHARING PERCENTAGES OF THE SECURED PARTIES DETERMINED AT THE DATE OF ANY CLAIM BY COLLATERAL AGENT FOR INDEMNITY UNDER THIS SUBSECTION 9(j), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL) OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THE SECURITY DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED HEREBY OR THEREBY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY COLLATERAL AGENT HEREUNDER OR THEREUNDER OR IN CONNECTION THEREWITH, INCLUDING THE MERE NEGLIGENCE OF COLLATERAL AGENT, TO THE EXTENT THAT COLLATERAL AGENT HAS NOT BEEN INDEMNIFIED BY DEBTOR BUT EXCEPT TO THE EXTENT THAT SUCH CLAIM OR LIABILITY AROSE AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF COLLATERAL AGENT. SECURED PARTIES AGREE TO REIMBURSE COLLATERAL AGENT (TO THE EXTENT NOT REIMBURSED BY DEBTOR), RATABLY ACCORDING TO THE SHARING PERCENTAGES OF THE SECURED PARTIES, PROMPTLY UPON DEMAND FOR ANY OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY


SECURITY AGREEMENT - PAGE 9

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         COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION,
         DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE SECURITY DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED HEREBY OR THEREBY. THE AGREEMENTS IN THIS SUBSECTION 9(j) SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OF THE OTHER PROVISIONS OF THIS AGREEMENT.

         10. Priority Provisions.

                  (a) Agreement Regarding Priorities of Obligations. The Secured Parties and Debtor agree that the payment and priority of each Secured Party's portion of the Obligations are, and shall be, pari passu with the payment and priority of any other Secured Party's and Collateral Agent's portion of the Obligations. The Secured Parties and Debtor agree that any and all of the rights and remedies of any Secured Party with respect to its portion of the Obligations shall remain pari passu with the rights and remedies of Collateral Agent and any other Secured Party with respect thereto.

                  (b) Agreement Regarding Lien Priority. The Secured Parties and Debtor agree that any security interests, pledges of stock, or other encumbrances of any Secured Party securing its portion of the Obligations, are and shall be pari passu with the security interests, pledges of stock or other encumbrances of Collateral Agent or any other Secured Party securing payment of the Obligations. The Secured Parties and Debtor agree that any and all of the rights and remedies of any Secured Party with respect to the Collateral shall remain pari passu with the rights and remedies of Collateral Agent and any other Secured Party with respect thereto. In the event that any Secured Party at any time obtains possession of any of the Collateral, it shall promptly deliver such Collateral to Collateral Agent, unless precluded by applicable Law.

                  (c) Authority of Collateral Agent. Unless otherwise provided in a power of attorney executed by each Secured Party in connection with the Loan Documents, each of the Secured Parties hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof until such time as Debtor repays the Obligations in full, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Secured Party or in Collateral Agent's own name, from time to time in Collateral Agent's discretion, to take any and all appropriate action permitted hereunder, and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Secured Party hereby gives Collateral Agent the power and rights on behalf of such Secured Party, without notice to or further assent by any Secured Party to do the following:

                           (i) to ask for, demand, sue for, collect, receive and
                  give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;



SECURITY AGREEMENT - PAGE 10

                           (ii) to receive, take, endorse, assign and deliver
                  any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by Collateral Agent as, or in connection with, the Collateral;

                           (iii) to commence, prosecute, defend, settle,
                  compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                           (iv) to sell, transfer, release, assign or otherwise
                  deal in or with the Collateral or any part thereof as fully and effectively as if Collateral Agent were the absolute owner thereof; and

                           (v) to do, at its option, at any time or from time to
                  time, all acts and things which Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

Said attorney, Collateral Agent, is hereby granted and given full power and authority, coupled with an interest, to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers. Understanding that powers of attorney are strictly construed, each Secured Party declares that it is its expressed intention that this power of attorney shall be liberally construed to give the fullest effect to the powers granted herein.

         11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered on a Business Day after normal business hours where such notice is to be received); or (b) on the second Business Day following the date of mailing by express overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  (a) if to the Debtor, to:

                           MigraTEC, Inc.
                           11494 Luna Road, Suite 100
                           Dallas, Texas  75234-9421
                           Attention:      T. Ulrich Brechbuhl
                                           President and Chief Executive Officer
                           Facsimile:      (972) 969-0300

                           with a copy to:

                           Ted S. Schweinfurth, Esq.
                           Winstead Sechrest & Minick P.C.
                           5400 Renaissance Tower
                           1201 Elm Street
                           Dallas, Texas  75270-2199
                           Facsimile:  (214) 745-5390

SECURITY AGREEMENT - PAGE 11

                  (b) if to Collateral Agent, to:

                           1900 Cedar Springs, LP
                           1900 Cedar Springs Rd.
                           Dallas, Texas  75201

If to any Secured Party, to the address set forth opposite its name on Schedule A hereto. Any party may designate by written notice a new address to which any notice or other communication required or permitted to be given hereunder shall thereafter be given, served or sent.

         12. Termination. Upon payment in full of the Notes and execution, if necessary, by Collateral Agent of instruments of release and delivery of all of its interest in the Collateral to Debtor, this Agreement shall terminate with respect to Collateral Agent and Secured Parties and all of their obligations hereunder shall cease; and the security interests of Collateral Agent created herein and by the Loan Documents shall be released.

         13. Cooperation. Each Secured Party agrees with each of the other Secured Parties and Collateral Agent that: (a) it will, in the case of any Event of Default with respect to which it shall have received written notice from, or provided written notice to, Debtor, promptly give each other Secured Party and Collateral Agent written notice of such Event of Default (a "Notice of Event of Default"); and (b) it will give Collateral Agent and each other Secured Party prompt written notice of any acceleration of the maturity date of any of the outstanding Obligations pursuant to the Notes.

         14. Waivers of Rights. Except as otherwise expressly set forth herein, so long as the Obligations remain unpaid, the Secured Parties hereby agree to refrain from exercising any and all rights each may individually (i.e., other than through Collateral Agent) now or hereafter have to exercise any right pursuant to this Agreement or the applicable Loan Documents, the UCC as in effect in any applicable jurisdiction, or under similar provisions of the Laws of any jurisdiction or otherwise dispose of or retain any of the Collateral. The Secured Parties hereby agree not to take any action whatsoever to enforce any term or provision of this Agreement or the Security Documents or to enforce any right with respect to the Collateral, in conflict with this Agreement or the terms and provisions of the Loan Documents.

         15. Permitted Action by the Secured Parties. Any Secured Party may (but in no event shall be required to), without instruction from Collateral Agent, take action permitted by applicable Law or in accordance with the terms of this Agreement and the Security Documents to preserve its rights and liens in any item of Collateral securing the payment and performance of the Obligations, including but not limited to curing any default or alleged default under any contract entered into by Debtor, paying any tax, fee or expense on behalf of Debtor, exercising any offset or recoupment rights and paying insurance premiums on behalf of Debtor so long as such action shall not impair the rights of Collateral Agent or of any other Secured Party.

         16. Right to Instruct Collateral Agent. Upon acceleration of the maturity date of the Obligations pursuant to the Note, the Majority Lenders may instruct Collateral Agent to liquidate the Collateral in the manner described in this Agreement and the Security Documents.


SECURITY AGREEMENT - PAGE 12

         17. Amendments, Supplements and Waivers. Except as otherwise provided in Section 21, the provisions of this Agreement and any Security Document may not be amended, modified or waived except by the written agreement of Debtor, Collateral Agent and Majority Investors; provided, however, that no such amendment, modification or waiver shall adversely affect the interests of any Secured Party or release any Security Interest except as otherwise permitted by this Agreement or provide that any person other than the Secured Parties and their respective successors and assigns shall have the benefits of the Security Interests created by this Agreement or any of the Security Documents. Any such supplemental agreements shall be binding upon Debtor, Collateral Agent, Secured Parties and their respective successors and assigns.

         18. Miscellaneous. This Agreement has been duly and validly authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. All rights and remedies of Collateral Agent and/or the Secured Parties shall be cumulative and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. This Agreement shall be binding upon and inure to the benefit of the Debtor, Collateral Agent and each of the Secured Parties and their respective successors and assigns. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by Collateral Agent or the Debtor in connection with this Agreement or the Note may be venued in either the state or federal courts located in Dallas County, Texas, and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         20. Entire Agreement. THIS AGREEMENT, TOGETHER WITH THE LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



SECURITY AGREEMENT - PAGE 13

         21. Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party, it being understood that all parties need not sign the same counterpart. Execution by any Additional Investor of a counterpart signature page to the Purchase Agreement shall be deemed to constitute execution by such Additional Investor of this Agreement. The Collateral Agent and the Secured Parties hereby authorize Debtor to amend Schedule A hereto for the purposes of adding additional Secured Parties pursuant to the immediately preceding sentence, which schedule, as amended, shall be delivered by Debtor to the Collateral Agent or any Secured Party upon request.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


SECURITY AGREEMENT - PAGE 14

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                 DEBTOR:

                                 MigraTEC, Inc.


                                 By: /s/ T. Ulrich Brechbuhl
                                    --------------------------------------------
                                 T. Ulrich Brechbuhl
                                 President and Chief Executive Officer


                                 Address:

                                 11494 Luna Road, Suite 100
                                 Dallas, Texas 75234-9421
                                 Attention:  T. Ulrich Brechbuhl
                                 Employer identification number: 65-0125664
                                 Organizational identification number: 3255908


SECURITY AGREEMENT - PAGE 15

                                  COLLATERAL AGENT:

                                  1900 CEDAR SPRINGS, LP

                                  By:   3000 W. Commerce GP LLC
                                  Its:  General Partner




                                       By:  /s/ Mike Carter
                                          --------------------------------------
                                           Name:  Mike Carter
                                           Its:  Manager



SECURITY AGREEMENT - PAGE 16

                                  SECURED PARTIES:

                                  1900 CEDAR SPRINGS, LP

                                  By:   3000 W. Commerce GP LLC
                                  Its:  General Partner




                                       By:  /s/ Mike Carter
                                          --------------------------------------
                                           Name:  Mike Carter
                                           Its:  Manager


                                   /s/ Raymond Nisivoccia
                                  ----------------------------------------------
                                  Raymond Nisivoccia


                                   /s/ Albert Passanante
                                  ----------------------------------------------
                                  Albert Passanante


                                   /s/ Jeff Navin
                                  ----------------------------------------------
                                  Jeff Navin


                                  World-Wide Iron, Inc.


                                  By: /s/ Jeff Navin
                                     -------------------------------------------
                                       Name: Jeff Navin
                                            ------------------------------------
                                       Title: President
                                             -----------------------------------


SECURITY AGREEMENT - PAGE 17

                                   SCHEDULE A

                                 SECURED PARTIES


NAME                                ADDRESS
----                                -------
1900 Cedar Springs, LP              1900 Cedar Springs Rd., Dallas, Texas 75201
Raymond Nisivoccia                  41 High Ave., Randolph, NJ 07869
Albert Passanante                   49 Silver Springs Dr., Landing, NJ  07850
Jeff Navin                          16602 S. 32nd Place, Phoenix, AZ  85048
World-Wide Iron, Inc.               2266 South Dobson Rd., Suite 200, Mesa, AZ  85202